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CUSIP No. 879946101


                                                                       EXHIBIT 9

                              JOINT FILING AGREEMENT

            The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date:  January 28, 2002

                                    J.P. MORGAN PARTNERS (BHCA), L.P.


                                    By:  JPMP Master Fund Manager, L.P.,
                                         its General Partner

                                    By:  JPMP Capital Corp.,
                                         its General Partner


                                    By:  /s/ Michael R. Hannon
                                       ----------------------------------
                                         Name:  Michael R. Hannon
                                         Title: Managing Director


Date:  January 28, 2002

                                    ASIA OPPORTUNITY FUND, L.P.

                                    By:  Asia Opportunity Company,
                                         its General Partner


                                    By:  /s/ Arnold L. Chavkin
                                       ----------------------------------
                                         Name:  Arnold L. Chavkin
                                         Title: Executive Vice President
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Date:  January 28, 2002

                                          CAIP CO-INVESTMENT FUND PARALLEL FUND
                                          (I) C.V.

                                          By:  Asia Opportunity Company,
                                               its General Partner


                                          By:  /s/ Arnold L. Chavkin
                                             ----------------------------------
                                               Name:  Arnold L. Chavkin
                                               Title: Executive Vice President


Date:  January 28, 2002

                                          CAIP CO-INVESTMENT FUND PARALLEL FUND
                                          (II) C.V.

                                          By:  Asia Opportunity Company,
                                               its General Partner


                                          By:  /s/ Arnold L. Chavkin
                                             ----------------------------------
                                               Name:  Arnold L. Chavkin
                                               Title: Executive Vice President


Date:  January 28, 2001

                                          J.P. MORGAN ASIA INVESTMENT PARTNERS,
                                          L.P.

                                          By:  J.P. Morgan Asia Equity Partners,
                                          L.P.,
                                               its General Partner

                                          By:  JPMP Asia Equity Company,
                                               a Managing General Partner


                                          By:  /s/ Arnold L. Chavkin
                                             ----------------------------------
                                               Name:  Arnold L. Chavkin
                                               Title: Executive Vice President